One test. Big picture. Brighter futures. 42nd Annual JPMorgan Healthcare Conference January 8, 2024 Katherine Stueland, President and Chief Executive Officer GeneDx (Nasdaq: WGS) Exhibit 99.2

2 Disclaimer This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not relate to historical facts and events and such statements and opinions pertaining to the future that, for example, contain wording such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward- looking statements contained in this presentation may include, but are not limited to, statements about: our future performance and our market opportunity, our preliminary, unaudited fourth quarter and full year 2023 revenue, fourth quarter and full year 2023 test result volumes, our expectations regarding our gross margin profile in 2024 and beyond, our use of cash for continuing operations and our cash burn in 2023, our expectation of turning profitable in 2025, our expectations for our growth and future investment in our business, our expectations regarding our plans to pursue a new strategic direction, improve our operational efficiency and reduce our cash burn and our ability to scale to profitability, the associated cost savings of our business exits and impact on our gross margins. We cannot assure that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The forward-looking statements and opinions contained in this presentation are based on our management’s beliefs and assumptions and are based upon information currently available to our management as of the date of this presentation and, while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the completion of the preparation of our 2023 year-end financial statements (including all required disclosures) and our 2023 year-end audit, (ii) the ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (iii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iv) the size and growth of the market in which we operate, and (v) our ability to pursue our new strategic direction. The information, opinions and forward-looking statements contained in this announcement speak only as of its date and are subject to change without notice. This presentation contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us are available www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower, Stamford, Connecticut, 06902. Our telephone number is 800-298-6470. GeneDx has not completed the preparation of its consolidated financial statements for the year ended December 31, 2023. The preliminary, unaudited results presented in this presentation for the year ended December 31, 2023, are based on current expectations and are subject to adjustment, as the company completes the preparation of its 2023 year-end consolidated financial statements and its 2023 year-end audit.

4Q 2023 preliminary results 3 Expects to exceed revised 2023 revenue guidance with fourth quarter 2023 revenue from continuing operations expected to be least $57M with 63% year-over-year revenue growth for exome and genome test revenue Reiterating the path to profitability in 2025 Reduced cash burn 51% year-over-year and 21% sequentially Ending December 31, 2023 cash, cash equivalents, marketable securities and restricted cash position of $131 million 2 Preliminary results from continuing operations include exclude the results of the discontinued Legacy Sema4 diagnostic testing business. Preliminary total company results include GeneDx's continuing operations and the financial impacts of exited Legacy Sema4 business activities. 2 1 Revised 2023 revenue guidance was $187-192M in revenues from continuing operations. Management expects GeneDx to report full year 2023 revenue from continuing operations of at least $193 million. Total company revenues are expected to be at least $203M and at least $58M for the full year and four quarter 2023, respectively. 1

4 Preliminary Revenue - strong growth driven by high value whole exome and genome Revenue Q4 2023 Revenue from continuing operations At least $57M Growth year-over-year 24% Growth sequentially 13% Exome and genome test revenue At least $38M Growth year-over-year 63% Growth sequentially 12% Increase in exome/genome test result volume year-over-year; +19% sequentially 99% 27% Exome/genome test result volume mix in the fourth quarter up from 16% in the fourth quarter of 2022 and 23% in the third quarter of 2023 Full year 2023 revenue from continuing operations1 At least $193M 1 Total company revenues are expected to be at least $203M and at least $58M for the full year and four quarter 2023, respectively. Preliminary results from continuing operations exclude the results of the discontinued Legacy Sema4 diagnostic testing business. Preliminary total company results include GeneDx's continuing operations and the financial impacts of exited Legacy Sema4 business activities. 1

5 Preliminary Cash - Balance sheet bolstered to execute growth strategy Net use of cash Q4 2023 Total company $33M Continuing operations $24M Cash, cash equivalents, marketable securities and restricted cash on hand December 31, 2023 $131M Consecutive quarters of cash burn reduction since acquiring GeneDx7 51% Improvement in total company net cash burn rate year-over-year; improved 21% sequentially 1Total Company use of cash in the fourth quarter included $5 million in scheduled payments under the Legacy Sema4 payer settlement entered into in 2022, $3 million to discharge remaining operating payables for the exited reproductive health business and $1 million in severance payments related to the previously announced cost reduction initiative 2 An additional $25M in debt capacity is contingently available to use under the five-year senior secured credit facility with Perceptive Advisors entered into with Perceptive Advisors on October 30, 2023. The agreement provides access of up to $75 million, consisting of an initial tranche of $50 million, which has been drawn and is represented in the company's year-end cash position, and, a subsequent tranche of $25 million is available – at the Company's option, subject to certain timelines and other defined criteria. 2 1 Preliminary results from continuing operations exclude the results of the discontinued Legacy Sema4 diagnostic testing business. Preliminary total company results include GeneDx's continuing operations and the financial impacts of exited Legacy Sema4 business activities.

6 Confidential and Proprietary; Do Not Distribute OPEX reduction plan What we need for profitability and beyond ▪ On October 30, 2023, we enacted a plan to remove approximately $40M in annual operating expense including no less than $20M through headcount reductions which have already been completed ▪ Revenue growth through 2025 expected to be driven by whole exome/genome testing, which operates at >60% gross margins ▪ Assuming no change in the current margin profile, increasing exome/genome’s annual gross profit by $65M requires us to maintain growth rates in 2024 and 2025 at nearly half of what was achieved in 2023 ▪ As exome/WGS takes more share of test mix from low/negative margin legacy panels, gross margin will rise ▪ Beyond break-even, we see significant additional upside in – ▪ Further reducing exome/WGS COGS as we benefit from scale and certain in-flight AI/automation initiatives ▪ Improving collection rates across the portfolio as payor coverage expands and we increase internal performance regarding collection/reimbursement performance ▪ Acceleration of our biopharma/data business ▪ Untapped long-term opportunities providing WGS newborn screening, interpretation as a service, and others Exome and genome growth Additional opportunities Q4 annualized net loss OPEX reduction Additional margin expansion Exome and genome growth Profitability in 2025 Our path to profitability and beyond For illustrative purposes, not formal guidance How we will achieve those goals 1 2 3 1 2 3 Statements regarding our path to profitability constitute forward-looking statements, and are subject to numerous risks and assumptions. See slide 2 for more information. You should not rely upon forward-looking statements as predictions of future events

Lack of genomic data can lead to a cycle of misdiagnosis and suboptimal care



Patient presents with symptoms
Tests are ordered
Try new doctors
More tests, no answers
Patients miss milestones
Inappropriate treatments
Suboptimal care
More spending
5-8 years

Missed diagnoses impact everyone

Patients/Caregivers
- Inappropriate treatments and delayed care
- Suffering

Healthcare systems
- Increased costs and burden
- Missed opportunities to develop treatments

Providers
- Stress from continued patient suffering
- Inconclusive diagnoses

7

8 Genomic information is the most foundational health data source Each person's unique genetic code influences their health – and fundamentally informs how we use other data tools.

9 As a leader in exome and genome testing, GeneDx leverages the power of this data to: o Inform personalized health plans o accelerate drug discovery o improve efficiencies for health systems o enable healthier populations Exome and genome testing unlock the most comprehensive genomic data

GeneDx is positioned to enable a data-informed future for healthcare.

11 Leading exome and genome products o For more than 20 years, our advanced genomic technologies and unparalleled data have helped diagnose the hardest cases. o Now we’re helping patients with more common conditions harness the power of their genome and live healthier lives. Translating complex genomic data into definitive diagnoses for patients

12 Butler L. et al. Exome-based testing for patients with seizures: Advantages over panel-based testing. Poster presented at American Epilepsy Society Annual Meeting; December 2, 2023; Orlando, FL. Only 43% are tested on many commercial epilepsy panels Common diseases are in fact a constellation of genetic diagnoses One example is epilepsy. At least 768 different genes are related to seizures.

13 Butler L. et al. Exome-based testing for patients with seizures: Advantages over panel-based testing. Poster presented at American Epilepsy Society Annual Meeting; December 2, 2023; Orlando, FL. Exome sequencing checks all 768 genes Only 43% are tested on many commercial epilepsy panels Common diseases are in fact a constellation of genetic diagnoses One example is epilepsy. At least 768 different genes are related to seizures.

14 500K sequenced exomes Data is at the center of our business Our huge dataset and intelligent interpretation platform set us apart and fuel innovation Simplifies complex genomic data Reduces variants of unknown significance Increases diagnostic yield Significant clinical and genomic data Fuels improved testing accuracy Advances science and powering future discoveries Advanced interpretation platform

15 Pay-it-forward data strategy For every patient that we test, our underlying interpretation platform gets smarter, and we can offer more answers to more patients. The impact scales as we capture more and more of the market. dditional patients tested mproved interpretation platform More underlying data More answ ers for patients providers igher diagnostic y ield f ewer S dditional patients tested mproved interpretation platform More underlying data More answ ers for patients providers igher diagnostic yield fewer S

Accumulated GeneDx data offers more findings and drives forward scientific discoveries Lab A GeneDx Snowball effect of our ever-growing dataset

Exome and genome can be the best tests for patients. They're also the best tests for our business.

Today, we shorten the diagnostic journey. Tomorrow, we hope to prevent it.

19 Building the future: NICU Shorter hospital stays. Less uncertainty. Better care. 63% of infants had abnormal rapid WGS results, and 88% of these cases resulted in a change in management In phase one of the SeqFirst study, 125 infants were offered rapid WGS: 1 in 4 infants with abnormal results were not previously suspected to have a genetic syndrome Families of enrolled infants reported an overall positive experience, regardless of rapid WGS test outcome

20 Building the future: Newborn screening Fast diagnosis. Clear next steps. Reduced healthcare costs. Screened 5,000 healthy infants, toward goal of >100,000 4.3% positive rate Average age of diagnosis for these conditions is 7-11 years old

21 Building the future: Partnerships Enriched data. Empowered drug discovery. mproved outcomes. GeneDx offers solutions across the pharma drug development pipeline Find Connect Understand

22 Building the future: Interpretation as a service Scientific rigor. Medical value. Establishing genomics as the standard of care for all.

23 All paths lead to The right organization. In the right space. At the right time.